Exhibit 10.7

MEGAN MEZANIN SDN BHD (202001005142(1361462-A)) B-01-07, GATEWAY CORPORATE SUITE GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA 50480 MONT KIARA, WP KUALA LUMPUR EMAIL: mmsb general@gmail.com

Our Ref: MM2022/LOA/P002/006

Date: 28 April 2023

SEA SANCTUARY SDN BHD

55-2 Jalan Equine 10

Taman Equine

43300 Seri Kembangan

Selangor Darul Ehsan

WAKUBA NEW SHRIMP FARM DEVELOPMENT PROJECT

LETTER OF AWARD

With reference to your submission of the Tender Document dated 13 April 2023, we are pleased to confirm the award for the execution and completion of the abovementioned works to you at a Contract Sum of Ringgit Malaysia: Five Million Five Hundred Seventy Thousand only (RM5,570,000.00).

The award of this Contract is subject to the terms and conditions in the tender documents including the following, which shall form part of the Contract to be entered by your good self and Megan Mezanin Sdn Bhd.

1.0	SCOPE OF WORKS

1.1	The scope of works is as described in the Tender Documents.

1.2	Your scope of works shall include provisions for transportation, preparation works, and all other works, which is deemed necessary for the full completion of the works.

2.0	CONTRACT SUM

2.1	The awarded contract sum of RM5,570,000.00 is made up from the following items:

Item	Description	Amount (RM)
1	Main Electrical Works	4,500,000.00
	- Sub Station and Gen Set Room
	- Cabling Works

2.	Shrimp Ponds
	- Electrical Works	1,070,000.00

	TOTAL VALUE	5,570,000.00

MEGAN MEZANIN SDN BHD (202001005142(1361462-A)) B-01-07, GATEWAY CORPORATE SUITE GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA 50480 MONT KIARA, WP KUALA LUMPUR EMAIL: mmsb general@gmail.com

2.2	This is a firm-priced Contract and it shall not be subject to any fluctuation and cost increase or whatsoever reason other than variation instructed by Megan Mezanin Sdn Bhd.

3.0	CONTRACT PERIOD

3.1	The total contract period shall be as follows:

The Date of Commencement: 01.05.2023

The Date of Completion: 31.12.2023

Please return the original duly signed to us and retain one copy for yourself within three (3) days from the date above.

Thank you.

Yours faithfully,